UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 20, 2009

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2009, the Board of Directors of the Company approved an amendment to Article 3 of the Company’s By-laws to add a new Section 3.15 to read as follows:

Section 3.15.  STAGGERED TERMS.  The Board of Directors of the Corporation shall not be governed by the provisions of Indiana Code § 23-1-33-6(c) regarding staggered terms of directors.

The description of the foregoing amendment to the By-laws is qualified in its entirety by reference to the full text of the By-laws, as approved by the Board of Directors on July 20, 2009, a copy of which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 9.01.                                         Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                                Amended and Restated Bylaws of MainSource Financial Group, Inc. (as adopted by the Board of Directors of the Company on July 20, 2009)

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 2009

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ James M. Anderson
James M. Anderson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of MainSource Financial Group, Inc. (as adopted by the Board of Directors of the Company on July 20, 2009)